Exhibit 99.3

FORM OF VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of May 4, 2015 by and among LY Acquisition Corp., a Delaware corporation (“Buyer”), William T. Comfort, III, LDN Stuyvie Partnership, 65 BR Trust, Ltd., Lyr, Ltd. and Meudon Investments (each a “Stockholder” and collectively, the “Stockholders”), stockholders of Lyris, Inc., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, Buyer and the Company are entering into an Agreement and Plan of Merger as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) providing for, among other things and subject to the terms and conditions of the Merger Agreement, the merger of Buyer with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in such Merger.

WHEREAS, as of the date hereof, each Stockholder is the record and Beneficial Owner of and Controls the number of Shares set forth on Exhibit A hereto (all such shares set forth on Exhibit A, together with any Shares that are hereafter issued to or otherwise acquired or owned and Controlled by any Stockholder prior to the termination of this Agreement being referred to herein as the “Covered Shares”).

WHEREAS, as a condition and material inducement to Buyer’s willingness to enter into and perform its obligations under the Merger Agreement, Buyer has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement pursuant to which such Stockholder is agreeing, among other things, to vote all of his, her or its Covered Shares in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration given to each party hereto, the receipt of which is hereby acknowledged, the parties agree as follows:

Article I
GENERAL

1.1           Defined Terms. The following capitalized terms, as used in this Agreement, shall have the meanings set forth below.

(a)          “Acquisition Proposal” means any proposal or offer from any Person (other than Buyer and its Affiliates) or “group”, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, relating to, in a single transaction or series of related transactions, any (A) acquisition of assets of the Company and its Subsidiaries equal to 20% or more of the Company’s consolidated assets or to which 20% or more of the Company’s revenues or earnings on a consolidated basis are attributable, (B) issuance or acquisition of 20% or more of the Company’s outstanding common stock, (C) recapitalization, tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the Company’s outstanding common stock or (D) merger, consolidation, amalgamation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company that if consummated would result in any Person beneficially owning 20% or more of the Company’s outstanding common stock, in each case other than the execution and delivery of the Merger Agreement and the transactions contemplated thereby, including the Merger.

(b)          “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise..

(c)          “Applicable Law” means any law, rule, regulation, statute, ordinance, guideline, code, order, ruling, judgment, injunction, pronouncement, decree or other legally enforceable requirement (including common law) of any Governmental Authority,

(d)          “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The terms “Beneficially Own”, “Beneficially Owned” and “Beneficial Owner” shall each have a correlative meaning.

(e)          “Closing Date” means the date of the closing of the Merger.

(f)          “Contract” means any indenture, credit agreement, or other agreement, contract, lease, note, permit, concession, franchise, license, or other instrument or undertaking.

(g)          “Control” as it relates to Shares, means the possession of sole voting and sole dispositive power with respect thereto.

(h)          “Encumbrance” means any security interest, pledge, mortgage, lien (statutory or other), charge, option to purchase, lease or other right to acquire any interest or any claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement), excluding restrictions under securities laws.

(i)           “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

(j)          “Governmental Authority” means any nation or government or multinational body, any state, province, territory, municipality, district, agency, commission, or other political subdivision thereof, or any entity (including a court, arbitrator or other tribunal) exercising executive, legislative, judicial, or administration functions of or pertaining to government.

(k)          “Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, or other Entity.

(l)          “Proxy Statement” means a proxy statement or information statement (together with any supplement or amendment thereto) relating to the special meeting of the stockholders of the Company regarding the Merger.

(m)           “Representatives” means directors, officers, employees, agents, accountants, advisors, attorneys, bankers, and other representatives.

(n)          “SEC” means the United States Securities and Exchange Commission

(o)          “Share” means each share of common stock, par value $0.01 per share, of the Company or preferred stock, par value $0.01 per share, of the Company.

(p)          “Subsidiary.” An Entity shall be deemed to be a “Subsidiary” of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities, other voting rights or voting partnership or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s Board of Directors or other governing body, or (b) at least 50% of the outstanding equity or financial interests of such Entity.

(q)          “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise).

Article II
VOTING

2.1           Agreements to Vote.

(a)          Until the termination of this Agreement pursuant to Section 5.1 hereof, each of the Stockholders hereby irrevocably and unconditionally agrees that at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholders shall, in each case, to the fullest extent that such matters are submitted for the vote or written consent of the Stockholders and that the Covered Shares are entitled to vote thereon or consent thereto:

(i)          appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii)         vote (or cause to be voted), in person or by proxy, or, if applicable, deliver (or cause to be delivered) a written consent covering, all of the Covered Shares (A) in favor of the adoption of the Merger Agreement and any related proposal in furtherance thereof, as reasonably requested by Buyer, submitted for the vote or written consent of stockholders, including in favor of any proposal to adjourn or postpone to a later date any meeting of the stockholders of the Company at which any of the foregoing matters are submitted for consideration and vote of the stockholders of the Company if there are not sufficient votes for approval of such matters on the date on which the meeting is held, (B) against any action or agreement submitted for the vote or written consent of stockholders that such Stockholder knows or reasonably suspects would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholders contained in this Agreement, and (C) against any Acquisition Proposal and against any other action, agreement or transaction submitted for the vote or written consent of stockholders that such Stockholders knows or reasonably suspects is in opposition to the Merger or would impede, interfere with, delay, postpone, discourage, frustrate the purposes of, adversely affect or prevent the consummation of the Merger or the other transactions contemplated by the Merger Agreement or this Agreement or the performance by the Company of its obligations under the Merger Agreement or by the Stockholders of their obligations under this Agreement.

(b)          Any vote required to be cast or consent required to be executed pursuant to this Section 2.1 shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

(c)          Each Stockholder hereby irrevocably (until in each case the termination of this Agreement pursuant to Section 5.1 hereof with respect to such Stockholder) grants to, and appoints, Buyer and any senior executive officer thereof, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to attend any meeting of the stockholders of the Company on behalf of such Stockholder with respect to the matters set forth in Section 2.1(a), to include such Covered Shares in any computation for purposes of establishing a quorum at any such meeting of the stockholders of the Company, and to vote all Covered Shares, or to grant a consent or approval in respect of the Covered Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company in a manner consistent with the provisions of Section 2.1(a), in each case, in the event that (i) such Stockholder fails to comply with the obligations of such Stockholder set forth in Section 2.1(a), (ii) any action, claim or proceeding is commenced, or order or judgment entered, which challenges or impairs the enforceability or validity of the obligations of such Stockholder set forth in Section 2.1(a) or (iii) Buyer notifies such Stockholder of its intent to exercise the proxy set forth in this Section 2.1(c). Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2.1(c) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in Section 5.1, is intended to be irrevocable.

2.2           No Inconsistent Agreements.  Each of the Stockholders hereby represents, covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Covered Shares, (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to the Covered Shares (other than any such proxy, consent or power of attorney that has been revoked prior to Stockholder’s entry into this Agreement) and (c) has not taken and while this Agreement remains in effect shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing any of his, her or its obligations under this Agreement. Each of the Stockholders hereby represents that all proxies or powers of attorney given by such Stockholder prior to the execution of this Agreement in respect of the voting of such Stockholder’s Covered Shares, if any, are not irrevocable and such Stockholder hereby revokes (and shall cause to be revoked) any and all previous proxies or powers of attorney with respect to such Stockholder’s Covered Shares.

Article III
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Stockholders. Each Stockholder, as to himself, herself or itself only, hereby represents and warrants to Buyer as follows:

(a)          Authorization. Such Stockholder has the legal capacity, full power and authority to execute and deliver this Agreement, to perform his, her or its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by him, her or it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder or any manager or partner thereof are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of such Stockholder’s obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Applicable Laws affecting the enforcement of creditors’ rights generally or by general principles of equity). The Covered Shares do not constitute community property under Applicable Law. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

(b)          Ownership. The Covered Shares owned by such Stockholder are as of the date hereof, and will be through the Closing Date, Beneficially Owned and owned of record and Controlled by such Stockholder, free and clear of any Encumbrances. Such Stockholder has and, except in the event of a permitted Transfer pursuant to Section 4.1) will have at all times through the Closing Date the voting power to control the vote and consent as contemplated herein, the power of disposition, the power to issue instructions with respect to the matters set forth in Article II, and the power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Covered Shares.

(c)          No Violation. The execution, delivery and performance of this Agreement by such Stockholder does not and will not (whether with or without notice or lapse of time, or both) (i) if Stockholder is an entity, violate any provision of the certificate of formation or other comparable governing documents, as applicable, of such Stockholder, (ii) violate, conflict with or result in the breach of any of the terms or conditions of, result in any (or the right to make any) modification of or the cancellation or loss of a benefit under, require any notice, consent or action under, or otherwise give any Person the right to terminate, accelerate obligations under or receive payment or additional rights under, or constitute a default under, any Contract to which such Stockholder is a party or by which such Stockholder is bound or (iii) violate any Applicable Law applicable to such Stockholder or by which any of such Stockholder’s assets or properties is bound, except for any of the foregoing as would not, either individually or in the aggregate, impair in any material respect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(d)          Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations under this Agreement and the consummation by him, her or it of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, other than the filings of any reports with the SEC and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations hereunder.

(e)          Absence of Litigation. As of the date hereof, there is no action, claim, suit, proceeding, investigation before or by any issued or Governmental Authority or arbitrator or any judgment, order, legal requirement or injunction pending or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(f)          Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or at the direction of such Stockholder in his, her or its capacity as such.

(g)          Reliance by Buyer. Such Stockholder understands and acknowledges that Buyer is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Stockholder contained herein. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

3.2           Representations and Warranties of Buyer.

(a)          Authorization. Buyer has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Buyer and no other actions or proceedings on the part of Buyer are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Buyer and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms (except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity).

Article IV
OTHER COVENANTS

4.1           Prohibition on Transfers, Other Actions. From the date hereof until the termination of this Agreement pursuant to Section 5.1 hereof, each Stockholder hereby agrees not to (i) Transfer any of the Covered Shares, Beneficial Ownership thereof or any other interest therein (including by tendering into a tender or exchange offer), unless such Transfer is made (A) with Buyer’s prior written consent, or (B) to such Stockholder’s spouse or children (“Immediate Family”), or to a trust for the benefit of such Stockholder or any member of such Stockholder’s Immediate Family, or upon the death of such Stockholder, provided that a Transfer referenced in this sub-clause (B) shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Buyer, to be bound by all of the provisions of this Agreement as a Stockholder hereunder, (ii) enter into any agreement, arrangement or understanding with any Person (other than Buyer), or knowingly take any other action, that violates or conflicts with such Stockholder’s representations, warranties, covenants and obligations under this Agreement, or (iii) take any action that could restrict or otherwise affect such Stockholder’s legal power, authority and right to comply with and perform his, her or its covenants and obligations under this Agreement. No Transfer of any Covered Shares in violation of this Section 4.1 shall be made or recorded on the books of the Company and any Transfer in violation of this provision shall be void ab initio. During the term of this Agreement, Stockholder shall promptly notify the Company and Buyer if Stockholder is approached or solicited, directly or indirectly, in respect of any Transfer of Shares, and shall provide Buyer with all material information relating thereto as reasonably requested by Buyer.

4.2           Stock Dividends, etc.. In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3           Confidentiality; No Solicitation.

(a)          Each Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement (including the Merger) may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, prior to the public disclosure thereof by Buyer or the Company pursuant to the terms of the Merger Agreement, each Stockholder hereby agrees, in his, her or its capacity as a stockholder of the

Company only, not to issue any press release or make any other public statement or disclose or discuss such matters with anyone not a party to this Agreement (other than such Stockholder’s counsel and advisors, if any) without the prior written consent of Buyer and the Company, except as required by Applicable Law.

(b)          From the date hereof until the termination of this Agreement pursuant to Section 5.1 hereof, each Stockholder (solely in his, her or its capacity as a Stockholder of the Company) hereby agrees that he, she or it shall, and shall direct his, her or its Representatives to, immediately cease and cause to be terminated all existing discussions and negotiations with any Person conducted heretofore with respect to any Acquisition Proposal. From the date hereof until the termination of this Agreement pursuant to Section 5.1 hereof, such Stockholder (solely in his, her or its capacity as a Stockholder of the Company) hereby agrees that he, she or it shall not, and he, she or it shall not authorize any of his, her or its Representatives to, directly or indirectly, (i) solicit, initiate, endorse, knowingly encourage or knowingly facilitate (including by way of furnishing information) any inquiry, proposal or offer with respect to, or the making or completion of, any Acquisition Proposal, or any inquiry, proposal or offer that would lead to any Acquisition Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information or data with respect to, or otherwise cooperate in any way with, any Acquisition Proposal, (iii) other than with Buyer or its Representatives, enter into, continue, have or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any non-public information in connection with, any Acquisition Proposal or any inquiry with respect thereto, (iv) approve, accept, endorse or recommend any Acquisition Proposal or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal or inquiry with respect thereto; (v) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to an Acquisition Proposal or any proposal or offer that is intended to lead to an Acquisition Proposal or that requires the Company to abandon the Merger Agreement or the transactions contemplated thereby, (vi) make or participate in, directly or indirectly, a “solicitation” of “proxies” (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or knowingly influence any Person with respect to the voting of, any Shares in connection with any vote or other action on any of matters set forth in Section 2.1(a), other than to recommend that stockholders of the Company vote in favor of the adoption of the Merger Agreement and as otherwise expressly provided in this Agreement or to otherwise vote or consent with respect to Covered Shares in a manner that would not violate Section 2.1, or (vii) agree to do any of the foregoing.

(c)          For purposes of this Section 4.3, the Company will be deemed not to be a Representative of any Stockholder, and no officer, director, employee, agent or advisor of the Company (in each case, solely in their capacities as such) will be deemed to be a Representative of any such Stockholder.

4.4           Notice of Acquisitions; Proposals Regarding Prohibited Transactions. Each Stockholder hereby agrees to notify Buyer in writing (a) as promptly as practicable (and in any event within 24 hours following such acquisition by each Stockholder) of the number of any additional Shares or other securities of the Company of which such Stockholder acquires Beneficial Ownership and Control on or after the date hereof and (b) within 24 hours after receipt of any Acquisition Proposal, and shall disclose a summary of the material terms of such Acquisition Proposal.

4.6           Waiver of Appraisal Rights; Actions. Each Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that such Stockholder may have, and (ii) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Buyer, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

4.7           Disclosure. Each Stockholder hereby authorizes the Company and Buyer to publish, disclose in and file any press release or public announcement or in disclosure required by the SEC and in the Proxy Statement such Stockholder’s identity and ownership of such Stockholder’s Covered Shares and the nature of such Stockholder’s obligations under this Agreement.

4.8           Notices of Certain Events. Each Stockholder agrees that he shall promptly notify Buyer of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any of the representations and warranties of the Stockholder set forth in this Agreement to no longer be true and correct.

Article V
MISCELLANEOUS

5.1           Termination. In respect of each Stockholder, this Agreement shall remain in effect until the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Closing Date, (c) the delivery of written notice of termination by such Stockholder to Buyer following the date of any modification, waiver, change or amendment of the Merger Agreement executed after the date hereof, in each case, that results in (i) a decrease in the consideration payable to such Stockholder with respect to the Merger (any consideration that is deferred or contingent shall be deemed a decrease for this purpose) or (ii) a change in the form of consideration payable to such Stockholder with respect to the Merger effected without the prior written consent of such Stockholder, and (d) the delivery of written notice by Buyer to such Stockholder of termination of this Agreement, and upon the occurrence of the earliest of such events this Agreement shall terminate and be of no further force and effect; provided that the provisions of this Article V shall survive any termination of this Agreement. Nothing in this Section 5.1 and no termination of this Agreement shall relieve or otherwise limit any party of liability for any prior willful and material breach of this Agreement.

5.2           No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to applicable Stockholder, and Buyer shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3           Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, (b) on the first (1st) Business Day following the date of dispatch if delivered by a recognized next-day courier service, (c) on the earlier of confirmed receipt or the fifth (5th) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid, or (d) upon actual receipt. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)          if to Buyer, to:

LY Acquisition Corp.
401 Congress Ave., Ste 2650

Austin, TX 78701

Attention: Andrew S. Price

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attention: H. David Henken, Esq. and James A. Matarese, Esq.

Facsimile: (617) 523-1231

with a copy (which shall not constitute notice) to:

(b)          if to the Company, to:

Lyris, Inc.

6401 Hollis Street, Suite 125

Emeryville, CA 94608

Attention: John Philpin

with a copy (which shall not constitute notice) to:

Cooley llp

1333 2nd Street, Suite 400

Santa Monica, CA 90401

Attention: C. Thomas Hopkins

Email: thopkins@cooley.com

(c)          if to any Stockholder, to:

c/o Lyris, Inc.

6401 Hollis Street, Suite 125

Emeryville, CA 94608

Attention: John Philpin

with a copy (which shall not constitute notice) to:

Sheppard Mullin

Four Embarcadero Center, 17th Floor

San Francisco, CA 94111

Email: KGercken@sheppardmullin.com

5.4           Interpretation. When a reference is made in this Agreement to a Section or an Exhibit or a Schedule, if any, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

5.5           Counterparts; Facsimile or .pdf Signatures. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. This Agreement may be executed by facsimile or .pdf signature and a facsimile or .pdf signature shall constitute an original for all purposes.

5.6           Entire Agreement. This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the parties with respect to the subject matter hereof and thereof.

5.7           Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. Sections 8.5(a), and 8.5(c) of the Merger Agreement are hereby incorporated herein by reference, mutatis mutandis.

5.8           Specific Performance. The parties hereby acknowledge and agree that they would suffer irreparable damage in the event that any of the obligations in this Agreement are not performed in accordance with its specific terms or if the Agreement was otherwise breached and that money damages, even if available, would not be an adequate remedy therefor. Accordingly, the parties agree that they shall be entitled to specific performance, an injunction, restraining order and/or such other equitable relief, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond or other security in connection therewith), this being in addition to any other rights and remedies existing at law or in equity, as a court of competent jurisdiction may deem necessary or appropriate to enforce the rights and obligations of the parties hereunder (without posting of bond or other security). These injunctive remedies are cumulative and in addition to any other rights and remedies the parties may have at law or in equity.

5.9           Amendment; Waiver. This Agreement may be amended, modified or supplemented by a writing executed by each of the parties hereto. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each of the parties in interest at the time of the amendment.

5.10         Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

5.11         Assignment; Successors; No Third Party Beneficiaries.

(a)          This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Buyer may assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly-owned subsidiaries of Buyer, provided, however, that no such assignment shall relieve Buyer of any of its obligations under this Agreement.

(b)          Subject to the preceding Section 5.11(a), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

5.12         Stockholder Capacity. The restrictions and covenants of each Stockholder hereunder shall not be binding, and shall have no effect, in any way with respect to any Affiliate or designee of such Stockholder or such Stockholder in his, her or its capacity as an officer or director of the Company, nor shall any action or inaction taken by such Stockholder in his, her or its capacity as an officer or director of the Company or by any Affiliate or designee of such Stockholder be deemed a breach by such Stockholder of this Agreement (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a stockholder of the Company).

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IN WITNESS WHEREOF, Buyer and each Stockholder have caused to be executed or executed this Agreement as of the date first written above.

LY ACQUISITION CORP.

By:	/s/ Andrew S. Price
	Name:	Andrew S. Price
	Title:	CFO

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, Buyer and each Stockholder have caused to be executed or executed this Agreement as of the date first written above.

STOCKHOLDER:

WILLIAM T. COMFORT, III

By:	/s/ William T. Comfort, III
Name:
Title:

LDN STUYVIE PARTNERSHIP

By:	/s/ William T. Comfort, III
Name:
Title: General Partner

LYR, LTD.

By:	/s/ William T. Comfort, III
Name:
Title: Director

65 BR TRUST

By:	/s/ William T. Comfort, III
Name:
Title: Investment Advisor

MEUDON INVESTMENTS LLC

By:	/s/ James A. Urry
Name: James A. Urry
Title: Managing Member

[Signature Page to Voting Agreement]

EXHIBIT A

STOCKHOLDER INFORMATION

Stockholder	Common Stock	Preferred Stock	Options to Purchase Shares
William T. Comfort, III	1,171,206	0	0
LDN Stuyvie Partnership	2,830,208	0	0
Lyr, Ltd.	0	2,000,000	0
65 BR Trust	1,497,435	0	0
Meudon Investments	670,707	0	0